SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2005

           Residential Funding Mortgage Securities II, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-110340	41-1808858
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437

(Address of principal executive offices)    (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c).	Exhibits.

Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

25	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By: /s/ Heather Anderson
Name: Heather Anderson
Title: Vice President

Dated: December 19, 2005

Exhibit Index

Exhibit

25	Form T-1 Statement of Eligibility of JPMorgan Chase Bank, N.A. under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)